
Exhibit 99.1
DAVIDsTEA
annual meeting
JUNE 15, 2022

cautionary forward-looking statements

THIS PRESENTATION includes statements that express our opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and there are, or may be deemed to be, "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"). The following cautionary statements are being made pursuant to the provisions of the Act and with the intention of obtaining the benefits of the "safe harbor" provisions of the Act. These forward-looking statements generally can be identified by the use of forward-looking terminology, including the terms "believes," "expects," "may," "will," "should," "could," "seeks," "projects," "approximately," "intends," "plans," "estimates," or "anticipates," or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this presentation and include statements regarding our intentions, beliefs or current expectations concerning, among other things, the Company's prospects, management's turn-around strategy, plans for investment in marketing initiatives, changes to product offerings and assortment, and strategic plans.

While we believe these expectations and projections are based on reasonable assumptions, such forward-looking statements are inherently subject to risks, uncertainties and assumptions about us, including the risk factors set forth in the Company's Annual Report or Form 10-K.

Actual results may differ materially from those in the forward-looking statements as a result of various factors, including but not limited to, the following: our ability to manage significant changes to our Board of Directors and leadership team; our efforts to expand beyond retail stores; our ability to maintain our brand image; significant competition within our industry; the effect of a decrease in customer traffic to the shopping malls and street locations where our stores are located; the results of our transfer pricing audit; our ability to attract and retain employees that embody our culture, including Tea Guides and store and district managers and regional directors; changes in consumer preferences and economic conditions affecting disposable income; our ability to source, develop and market new varieties of teas, tea accessories, food and beverages; our reliance upon the continued retention of key personnel; the impact from real or perceived quality or safety issues with our teas, tea accessories, food and beverages; our ability to obtain quality products from third-party manufacturers and suppliers on a timely basis or in sufficient quantities; the impact of weather conditions, natural disasters and manmade disasters on the supply and price of tea; actual or attempted breaches of data security; the costs of protecting and enforcing our intellectual property rights and defending against intellectual property claims brought by others; adverse publicity as a result of public disagreements with our shareholders; fluctuations in exchange rates; and the seasonality of our business and other risks set forth in the Company's Form 10-K.

All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. These statements are based upon information available to us as of the date of this presentation, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially-available relevant information. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation might not occur, and investors are cautioned not to unduly rely upon these statements.

our vision

To become the world's
most innovative tea company,
inspiring greater wellness
and sustainability






DAVIDsTEA
CAN WE SELL YOU THE BEST TEA EVER?
YES WE CAN!!


SUPERFOOD
HOT CHOCOLATE


steeping together
with DAVIDsTEA


DAVIDsTEA

our mission

To make tea fun and accessible to all








TEA VLOG!


DAVIDsTEA
London Fog

FY 2021 results

$104.1M
Revenue

41.5%
Gross margin

$78.4M
IFRS net earnings

$5.3M
Adjusted EBITDA[1]

[1]Adjusted EBITDA is a non-IFRS measure and excludes the impact of stock-based compensation expenses and software implementation costs. See the Company's Form-10K for a full reconciliation to the most directly comparable measure calculated in accordance with IFRS.



key achievements in FY 2021



✓ Exited CCAA with **solid working capital** position

✓ Accelerated transition towards **digital-first** omnichannel tea supplier

✓ Ranked fourth overall for **best online experience** in Canada

✓ Centralized operations with a single, **world-class distribution centre**

✓ Recognized as a **Great Place to Work®**

board of directors and corporate governance

					
	JANE SILVERSTONE SEGAL Chair with long-term experience in retail industry.	**SARAH SEGAL** Chief Executive Officer since 2020 and Chief Brand Officer since 2018 at DTEA.	**SUSAN L. BURKMAN[1,2]** Financial executive with 35 years of experience in investment banking.	**PATRICK DE MARCO[1,2]** Seasoned leader at Viau Food Products Inc. and financial expert.	**PETER ROBINSON[1]** Senior executive in business, government and non-profit sectors.
Board of Directors	Chair	•	•	Lead Director	•
Audit Committee			•	Chair	•
Human Resources and Compensation Committee			Chair	•	•
Corporate Governance and Nominating Committee			•	•	Chair

[1] Independent director
[2] Financial expert

transformative initiatives

REALIGNED INVESTMENTS

DIGITAL

Focused on **digital-first growth strategy** with significant investments in technology

CANADA

Expanded wholesale footprint in Canada with big-box stores, grocery chains and pharmacies

FULFILLMENT

Leveraged 3PL partner to enable frictionless customer service and improved profitability

Same great product quality and service—different focus on distribution channels

path to value creation



Demand Creation
Product Innovation
Enterprise Culture
Operational Excellence
DAVIDsTEA



key growth initiatives

- Launch **US wholesale expansion**
- Feed **Big-Box** demand in Canada
- Increase **Amazon** assortments, marketing and geographic reach
- Fine-tune messaging to **acquire new digital customers**
- Introduce **ready-to-drink offering**
- Enter **white-label packaging**
- **Expand internationally**

profitable growth goals

FY 2021	FY 2025
$104.1M Sales	Sales: Low double-digit growth per year
5.0% Adjusted EBITDA[1] margin	~10% Adjusted EBITDA[1] margin

[1]Adjusted EBITDA is a non-IFRS measure and excludes the impact of stock-based compensation expenses and software implementation costs. See the Company's Form-10K for a full reconciliation to the most directly comparable measure calculated in accordance with IFRS.



premium product offering


100+ world class
signature blends


classic teas


organic
USDA
ORGANIC


fair trade
FAIR TRADE CERTIFIED
CERTIFIÉ ÉQUITABLE
INGREDIENTS


garden direct


ethical sourcing
Ethical Tea
Partnership

product mix


feel-good teas
thés bien-être
DAVIDsTEA
matcha love
matcha cha

~87%

World Class Signature Blends, Gifts & Packaged Teas



~13%

Easy-to-use & Innovative Accessories

go-to-market strategy


DAVIDsTEA
stay cool. icy cool.


DAVIDsTEA


DAVIDsTEA

DIGITAL PLATFORM

Digital-first strategy to grow borderless purchasing environment (+2.2M Frequent Steeper Active Members)

Recreating sensory store experience online with virtual tea guide and AI

Broad brand-name recognition supporting digital shift

WHOLESALE PARTNERS

Partnerships with Big Box wholesalers, high-end grocery stores and pharmacies in Canada (+3500 locations)

Successful store-in-store deployments (+300 doors)

Targeting U.S. expansion in 2022 (high-volume play)

Gradual rollout focused on execution

FLAGSHIP STORES

Strengthening 18 flagship stores in Canada

Positive store experience creates spillover effect on online sales

Supplemented by seasonal pop-up booths to heighten visibility

specialty tea market

Market growing ~5% driven by perceived health properties of specialty teas

Strong demand for fruit/herbal and loose-leaf black tea blends among younger demographic group

$4.5B

North American Market[1]

...

$104.1M

DTEA Sales[2]

[1] Based on industry and company estimates.
[2] Reported sales for DTEA in FY 2021.

Consumers increasingly seeking healthier alternative to fruit juices and soft drinks

Specialty tea retailers growing at expense of traditional suppliers

Highly fragmented market with plenty of headroom for share gains

competitive advantages

Innovative offerings designed by tea experts for tea lovers

Unmatched **breadth and depth** of premium, loose-leaf tea blends

Broad demographic appeal of brand

Distinct retail experience focused on delighting customers

global headwinds

Inflationary pressure impacting tea industry

Supply-chain issues affecting availability of various teas and accessories

Labour shortages and rising salaries placing a further strain on industry

COVID-19 pandemic expected to subside in 2022

Q1 2022 results

$20.4M	43.9%	($2.0M)	$0.1M
Revenue	Gross margin	IFRS net loss	Adjusted EBITDA[1]

[1]Adjusted EBITDA is a non-IFRS measure and excludes the impact of stock-based compensation expenses and software implementation costs. See the Company's Form-10K for a full reconciliation to the most directly comparable measure calculated in accordance with IFRS.

key takeaways

- Solid FY 2021 financial results
- Accelerating transition towards becoming a digital-first, omnichannel tea supplier
- Clear path to value creation: demand creation, product innovation, enterprise culture and operational excellence
- Preparing expansion into US by replicating success in Canada
- Targeting low double-digit sales growth annually until end of 2025 and adjusted EBITDA margin of 10.0% during same period
- Disciplined management team committed to delivering profitable growth




to infinitea
and beyond